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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934


                        Date of Report: November 9, 1998



                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    FLORIDA                       5-43936                       65-0377773
---------------           ------------------------          -------------------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
               ---------------------------------------------------
               (Address of principal executive offices) (ZIP Code)



       Registrant's telephone number, including area code: (305) 569-2000





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Item 5.  OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release announcing fourth quarter and annual earnings for BankUnited Financial Corporation for the quarter and fiscal year ended September 30, 1998.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         20.1 Press Release dated November 9, 1998 announcing fourth quarter and annual earnings for BankUnited Financial Corporation for the quarter and fiscal year ended September 30, 1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             BANKUNITED FINANCIAL CORPORATION




                                             By: /s/ Clifford A. Hope
                                                 ------------------------------
                                                 Clifford A. Hope
                                                 Executive Vice President and
                                                 Chief Financial Officer






Dated: November 9, 1998



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                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS

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                                                                                                       SEQUENTIALLY
EXHIBIT                                                                                                  NUMBERED
  NO.                                                                                                     PAGE
-------                                                                                                -------------
  20.1         Press Release dated November 9, 1998 announcing fourth quarter and annual earnings for BankUnited Financial Corporation for the quarter and fiscal year ended September 30, 1998.
